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                                   SUPPLEMENT
                               DATED MAY 31, 2005
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2005
                           FOR THE CLASS IB SHARES OF
                        HARTFORD SMALLCAP VALUE HLS FUND

The following paragraph is added immediately after the first paragraph in the section entitled "Distribution Arrangements" on page 32:

    The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Fund, subject to the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at the Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR
  FUTURE REFERENCE.